Note 24. Commitments and Contingencies	12 Months Ended
Oct. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
24.    Commitments and Contingencies

Leases and other commitments

The Company is obligated under non-cancelable operating leases, primarily for its offices and equipment. These leases generally contain customary scheduled rent increases or escalation clauses and renewal options.

The Company is also obligated under outsourcing agreements related to certain aspects of its information technology and human resources support functions. Actual amounts paid under these outsourcing agreements could be higher or lower than the amounts shown below as a result of changes in volume and other variables. In addition, early termination of these outsourcing agreements by the Company could result in the payment of termination fees, which are not reflected in the table below.

As of October 31, 2012, the Company is obligated under non-cancelable operating leases, primarily for its premises and equipment leases and other long-term contractual commitments to make minimum annual payments of approximately:

Years ended October 31	Operating Leases	Other Contractual Commitments
2013	$1,844	$52,091
2014	1,101	44,139
2015	990	32,898
2016	989	49,974
2017	1,137	26,844
Thereafter	909	82,803
	$6,970	$288,749

Net rental expense for premises and equipment leases for the year ended October 31, 2012 was $1.1 million (2011 ― $1.3 million; 2010 ― $16.6 million).

Contractual commitments

Included in other contractual commitments is approximately $240 million associated with long-term supply arrangements primarily with domestic and international suppliers of isotopes. Other contractual commitments also include a $2.5 million (2011 ― $2.3 million) relating to the outsourcing of the information technology infrastructure. The terms of these long-term supply or service arrangements range from 1 to 12 years. The amounts purchased under these contractual commitments for the year ended October 31, 2012 are $37.4 million (2011 ― $45.9 million; 2010 ― $47.3 million).

Net sales of certain products of the Company are subject to royalties payable to third parties. Royalty expense recorded in direct cost of revenues for the year ended October 31, 2012 amounted to $0.5 million (2011 ― $1.6 million; 2010 ― $3.6 million).

Captive insurance liability

The Company is self-insured for up to the first $5 million of costs incurred relating to a single liability claim in a year and to $10 million in aggregate claims arising during an annual policy period. The Company provides for unsettled reported losses and losses incurred but not reported based on an independent review of all claims made against the Company. Accruals for estimated losses related to captive insurance are $4.6 million as of October 31, 2012 (October 31, 2011 ― $7.1 million) which are recorded in accrued liabilities (Note 10) and other long-term liabilities (Note 13).

Retained liabilities related to Early Stage

Subsequent to the sale of Early Stage, Nordion has retained litigation claims and other costs associated with the U.S. FDA’s review of the Company’s bioanalytical operations (Note 10(a)) and certain other contingent liabilities in Montreal, Canada. Nordion has also retained certain liabilities related to pre-closing matters, a defined benefit pension plan for certain U.S. employees, and a lease obligation for an office location in Bothell, Washington. The cost of future lease payments offset by expected sublease revenue, where applicable, is estimated at approximately $0.7 million which is included in accrued liabilities (Note 10).

Indemnities and guarantees

In connection with various divestitures that the Company underwent, Nordion has agreed to indemnify various buyers for actual future damage suffered by the buyers related to breaches, by Nordion, of representations and warranties contained in the purchase agreements. In addition, Nordion has retained certain existing and potential liabilities arising in connection with such operations related to periods prior to the closings. To mitigate Nordion’s exposure to these potential liabilities, the Company maintains errors and omissions and other insurance. Nordion is not able to make a reasonable estimate of the maximum potential amount that the Company could be required to pay under these indemnities. The Company has not made any significant payments under these types of indemnity obligations in the past.

Internal investigation

Through Nordion’s own internal review as part of its Canadian Corruption of Foreign Public Officials Act (CFPOA) compliance program, the Company has discovered potential compliance irregularities. As a result, the Company commenced an internal investigation of the possible compliance issues related to potential improper payments and other related financial irregularities in connection with the supply of materials and services to the Company, focusing on compliance with the CFPOA and the U.S. Foreign Corrupt Practices Act (FCPA). This investigation is being conducted by outside legal counsel and external forensic and accounting firms that are experienced in such compliance.

These external advisors are reporting regularly to a special Committee of the Board constituted to deal with this matter. The Company voluntarily contacted the relevant regulatory and enforcement authorities to disclose the existence of this investigation and certain details of this matter, and continues to provide reports to them as the investigation progresses. The Company is continuing with its investigation into this matter and its cooperation with regulatory and enforcement authorities.

As a result of the investigation to date, the Company has ceased to make payments to and terminated its contractual arrangements with the affected foreign supplier. These actions were reflected in, among other things, a reduction in the notional amount of commitments included in the calculation of embedded derivative expense during the third quarter of fiscal 2012.

The Company is currently unable to determine as to whether there will be any potential regulatory and/or enforcement action resulting from these matters or, if any such action is taken, whether it will have a material adverse effect on our business, financial position, profitability or liquidity. If regulatory or enforcement authorities determine to take action against the Company, Nordion may be, among other things, subject to fines and/or penalties which may be material.

Nordion is committed to the highest standards of integrity and diligence in its business dealings and to the ethical and legally compliant business conduct of its employees, representatives and suppliers. The Company reviews its compliance programs on a regular basis to assess and align them with emerging trends and business practices. Corrupt or fraudulent business conduct is in direct conflict with the Company's Global Business Practice Standards (GBPS) and corporate policies. The Company continues to investigate this matter and cooperate with regulatory and enforcement authorities.

In parallel with the Internal Investigation, Nordion has developed and implemented a number of new and enhanced policies and procedures related to compliance. This remediation process has included enhancements to Nordion’s GBPS, policies related to anti-corruption, third-party due diligence, travel and expenses, sponsorships, and payment control processes.  Nordion is continuing to develop and strengthen other policies and procedures, as well as monitoring protocols to detect exceptions to these new policies, and is delivering training to employees, high risk third parties and other stakeholders affected by the changes. The intent of these changes is to strengthen Nordion’s overall compliance framework.